UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period: 3/31/12

Item 1.  Reports to Stockholders.

WINTRUST CAPITAL FUNDS

SMALL CAP OPPORTUNITY FUND

DISCIPLINED EQUITY FUND

Annual Report

March 31, 2012

1-877-942-8434

www.whummer.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Wintrust Capital Small Cap Opportunity Fund

For the six months ended March 31, 2012, your mutual fund “A” and “I” share classes grew by 35.8% and 36.0%, respectively.  The Russell 2000 Index return was +29.8% during that period.

For the fiscal year ended March 31, 2012, your mutual fund “A” and “I” share classes appreciated by 2.87% and 3.15%, respectively.  The Russell 2000 lost 0.2% in that same timeframe.  The fiscal year was a volatile one for investors, as markets recovered in the second half of the year following a mid-year swoon resulting from a near default by the US Treasury and growing concerns of a European debt crisis.  Though markets rebounded strongly in the second half, the risk of a global debt crisis, centered in Europe, remains very high.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until July 31, 2012, to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short and expenses of other investment companies in which the Fund invests, or extraordinary expenses such as litigation) will not exceed 1.24% for Class A shares and 0.99% for Class I shares. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.  For performance information current to the most recent month-end, please call toll-free 1-877-942-8434.

Fiscal 2012 was marked by growing concern with excessive sovereign debt levels and the political will of many countries to make fundamental changes to their fiscal policies.  Early in the year investors were troubled by signs that certain European governments including Greece, Portugal, Spain and Italy would not be able to fund their operations, and the European Central Bank was moving too slowly to come to their aid.  In the US, political bickering led to a showdown over the limit on how much government debt the Treasury could issue, prompting Standard & Poor’s to downgrade the US from its coveted “AAA” rating.  As often happens, politicians waited too long and played chicken with these issues to the detriment of providers of long term capital, various measures of economic activity softened and markets deteriorated markedly. It was only after ECB and European leaders (led by Germany) cobbled together a plan, and US officials put together a straw-man budget “plan” that some pressure was relieved and markets rebounded.  Importantly, global economies (with the exception of some European countries) led by the US showed decent signs of growth in the latter part of the year leading into 2012.

The Russell 2000 Index was flat for the fiscal year, which belies the substantial volatility exhibited during that time.  It comes as no surprise that the “defensive” Consumer Staples, Utilities and Health Care sectors were the best performers, while Energy and Materials lagged badly, losing17% and 10% respectively.  We added the most value in Consumer Discretionary investments (which gained 24% during the year) and Materials (where our entry into a 4% weighting was well timed and grew by 43%. Our poorest results came in the Energy sector, where we underperformed the industry benchmark by about 15 percentage points.

 Those positions making the largest contribution during the year included:

•

Carter’s Inc. (CRI) a manufacturer and marketer of infant and children’s clothing, which was able to manage through a period of volatile raw material (cotton) pricing and improve both sales and earnings dramatically. ( Not a holding at fiscal year end.)

•

HealthSpring (HS), which was acquired by Cigna in January 2012. ( Not a holding at fiscal year end.)

•

Collective Brands (PSS), whose board and management announced in the fall they would solicit bids for the company from prospective buyers.  A deal has been reached recently to acquire the company in an all cash offer of $21.75 per share. (A 3.9% position at fiscal year end.)

(Portfolio holdings are subject to change at any time and should not be considered investment advice.)

Outlook

Once again, global markets are sagging as Europe’s financial woes weigh heavily.  Many Europeans are understandably unhappy with the austerity plans put forward by their governments in an effort to reign in unsustainable spending levels, and it is unclear that such plans will prevail.  European banks hold billions in loans to European governments (and each other) of dubious value if fundamental fiscal changes cannot be implemented.  Investors watch and wait to see how this unfolds, selling risky assets in the meantime.  We doubt a solution can be found without further, substantial involvement of the ECB.

Investors are also concerned about slowing growth in China and the upcoming US Presidential elections.  China’s government tightened monetary policy last year in an effort to slow torrid growth in property values. The economy did slow, and now the government is attempting to restimulate without reigniting inflation or creating a housing bubble.  We aren’t too troubled with China’s prospects, thinking that 5-7% growth is still quite healthy and benefits the rest of the world over the intermediate term.

The US is a different issue.  Political gridlock means that no meaningful progress can be made until after the Presidential election.  We face significant fiscal issues that must be addressed.  Tax reform is necessary; prudent financial regulation needs to be reformed and overall government bureaucracy must be reduced.  Unfortunately the two parties cannot agree on what day of the week it is, and it is hard to be hopeful that they will make the necessary hard decisions needed to reinvigorate our economy. Our economy has shown signs of improvement, housing appears to have bottomed and the consumer remains prepared to spend if sentiment doesn’t turn negative.  We continue to believe that the economy has solid growth potential if Washington can enact basic policies that put us on the right fiscal path.  In the meantime, the recent sell off has given us the opportunity to invest in solid, well capitalized small cap companies with good prospects for growth and free cash flow generation. Small cap valuations appear reasonable, and we remain comfortable that our portfolio is well positioned in this environment

Sincerely,

Gary Lenhoff

Portfolio Manager

Fund Shareholder

Russell 2000® Index is an unmanaged index that is a widely recognized indicator of small capitalization company performance.  It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Great Lakes Advisors, LLC or any other person in the Great Lakes organization. Any such views are subject to change at any time based upon market or other conditions and Great Lakes Advisors, LLC disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Wintrust Capital Small Cap Opportunity Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Great Lakes Advisors, LLC - advised fund.

Mutual Funds involve risk including possible loss of principal. Investors should carefully consider the investment objectives, risks, charges and expenses of the Wintrust Capital Small Cap Opportunity Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-877-942-8434. The prospectus should be read carefully before investing. The Wintrust Small Cap Opportunity Fund is distributed by Northern Lights Distributors, LLC member FINRA. Review Code: 0775-NLD-5/20/2012

WINTRUST CAPITAL SMALL CAP OPPORTUNITY FUND
PORTFOLIO REVIEW
March 31, 2012 (Unaudited)

The Fund's performance figures* for the year ending March 31, 2012, compared to its benchmark:

		Year Ended March 31, 2012	Inception** - March 31, 2012

Wintrust Capital Small Cap Opportunity Fund – Class A		2.87%	25.28%
Wintrust Capital Small Cap Opportunity Fund – Class A with load		-2.28%	23.35%
Wintrust Capital Small Cap Opportunity Fund – Class I		3.15%	25.65%
Russell 2000 Total Return Index		-0.18%	21.08%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-877-942-8434.

** Inception date is December 5, 2008 for Class A and I shares.

Top Holdings by Industry	% of Net Assets
Electronics	16.2%
Insurance	9.5%
Banks	9.4%
Electrical Components & Equipment	9.1%
Retail	7.5%
Transportation	6.1%
Oil & Gas Services	4.1%
Chemicals	3.8%
Apparel	3.6%
Hand/Machine Tools	2.5%
Other Industries	26.5%
Other Assets Less Liabilities	1.7%
	100.0%

Wintrust Capital Small Cap Opportunity Fund
PORTFOLIO OF INVESTMENTS
March 31, 2012
Shares		Value
	COMMON STOCK - 98.3%
	APPAREL - 3.6%
46,735	Gildan Activewear Inc. - Cl. A	$ 1,287,549
27,465	Iconix Brand Group, Inc. *	477,342
		1,764,891
	BANKS - 9.4%
95,089	Banco Latinoamericano de Comercio Exterior SA	2,007,329
44,726	BBCN Bancorp, Inc. *	497,800
13,631	Cass Information Systems, Inc.	544,558
27,725	First Financial Bancorp	479,643
20,740	Home Capital Group, Inc.	1,042,293
		4,571,623
	CHEMICALS - 3.8%
57,439	Methanex Corp.	1,862,747

	COMMERCIAL SERVICES - 1.9%
34,687	PAREXEL International Corp. *	935,508

	COMPUTERS - 2.0%
24,784	Diebold, Inc.	954,680

	DIVERSIFIED FINANCIAL SERVICES - 2.0%
30,203	Waddell & Reed Financial, Inc. - Class A	978,879

	ELECTRICAL COMPONENTS & EQUIPMENT - 9.1%
85,130	Coleman Cable, Inc. *	827,464
116,421	Insteel Industries, Inc.	1,414,515
35,140	Littelfuse, Inc.	2,203,278
		4,445,257
	ELECTRONICS - 16.2%
51,297	Brady Corp. - Class A	1,659,458
41,283	Checkpoint Systems, Inc. *	465,672
70,954	Electro Scientific Industries, Inc.	1,065,020
48,804	Rofin-Sinar Technologies, Inc. *	1,286,961
70,475	Stoneridge, Inc. *	696,998
30,874	Tech Data Corp. *	1,675,223
67,972	Vishay Precision Group, Inc. *	1,008,025
		7,857,357

See accompanying notes to financial statements.

Wintrust Capital Small Cap Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2012
Shares		Value
	HAND/MACHINE TOOLS - 2.5%
129,169	Hardinge, Inc.	$ 1,221,939

	HEALTHCARE-SERVICES - 2.2%
46,990	US Physical Therapy, Inc.	1,083,120

	HOUSEHOLD PRODUCTS/WARES - 2.4%
95,499	AT Cross Co. *	1,149,808

	INSURANCE - 9.5%
62,779	American Safety Insurance Holdings Ltd. *	1,183,384
44,756	Genworth MI Canada, Inc.	991,343
214,566	Maiden Holdings Ltd.	1,931,094
12,890	StanCorp Financial Group, Inc.	527,717
		4,633,538
	MACHINERY-DIVERSIFIED - 2.5%
7,630	Gardner Denver, Inc.	480,843
13,500	Nordson Corp.	735,885
		1,216,728
	MISCELLANEOUS MANUFACTURING - 1.9%
40,774	FreightCar America, Inc.	917,007

	OIL & GAS - 1.8%
54,930	Delek US Holdings, Inc.	851,964

	OIL & GAS SERVICES - 4.1%
19,274	Dawson Geophysical Co. *	662,062
67,332	Natural Gas Services Group, Inc. *	888,782
101,180	Xtreme Coil Drilling Corp. *	316,978
40,000	Xtreme Coil Drilling Corp., 144A *	125,313
		1,993,135
	PACKAGING & CONTAINERS - 2.2%
15,857	Rock-Tenn Co.	1,071,299

	REAL ESTATE - 1.2%
6,930	Jones Lang LaSalle, Inc.	577,338

See accompanying notes to financial statements.

Wintrust Capital Small Cap Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2012
Shares		Value
	REITS - 1.3%
34,333	Chesapeake Lodging Trust	$ 616,964

	RETAIL - 7.5%
96,015	Collective Brands, Inc. *	1,887,655
29,643	Guess?, Inc.	926,344
39,451	Rush Enterprises, Inc. - Class A *	837,150
		3,651,149
	SAVINGS & LOANS - 2.4%
119,470	First Niagara Financial Group, Inc.	1,175,585

	SEMICONDUCTORS - 0.9%
14,924	MKS Instruments, Inc.	440,706

	TELECOMMUNICATIONS - 1.8%
79,037	Arris Group, Inc. *	893,118

	TRANSPORTATION - 6.1%
102,874	Arkansas Best Corp.	1,935,060
121,480	Rand Logistics, Inc. *	1,022,862
		2,957,922

	TOTAL COMMON STOCK ( Cost - $43,295,575)	47,822,262

	TOTAL INVESTMENTS - 98.3% ( Cost - $43,295,575) (a)	$ 47,822,262
	OTHER ASSETS LESS LIABILITIES - 1.7%	806,662
	NET ASSETS - 100.0%	$ 48,628,924

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
* Non-income producing security.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $43,423,261 and differs from market value by net unrealized appreciation/(depreciation) of securities as follows:
Unrealized appreciation:		$ 5,599,461
Unrealized depreciation:		(1,200,460)
Net unrealized appreciation:		$ 4,399,001

See accompanying notes to financial statements.

Wintrust Capital Disciplined Equity Fund

For the fiscal year ended March 31, 2012, your mutual fund share A, I and Y share classes increased 7.73%, 8.05%, and 8.16%, respectively.  The S&P 500 Index return was 8.54% during the period, and the Morningstar LargeCap Blend category average return was 5.09%.  If you needed a reminder, the saying goes “Don’t fight the Fed” – although “Feds” may be more appropriate.  With central banks acting in a very aggressive, coordinated fashion, the global monetary base has exploded.  The Bank of Japan, Bank of England, European Central Bank, and the Federal Reserve have all expanded their balance sheets on a massive scale, driving investors to risk assets- most notably stocks and commodities.  Despite the overhang of slow economic growth, increasingly-likely margin compression, Euro-area sovereign debt concerns, etc…, the printing press has dictated returns in the short run.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until July 31, 2012, to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short and expenses of other investment companies in which the Fund invests, or extraordinary expenses such as litigation) will not exceed 0.90% for Class A shares, 0.65% for Class I shares and 0.55% for Class Y. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.  For performance information current to the most recent month-end, please call toll-free 1-877-942-8434.

The S&P 500 Index advanced about eight and one-half percent during the twelve months ended March 31st, but the modest return obscures some exceptional volatility.  The Index moved as much as 15% lower than its year-ago level of 1332 due to uncertainty surrounding the European debt situation and the end of “QE2”, only to rebound by over 25% during the final six months of the fiscal year ended March 31stas “Operation Twist” and monetary stimulus by the European Central Bank and Bank of England propelled risk appetite.  This was truly the tale of two halves.

Our industry positioning continues to hamper The Fund’s performance relative to the benchmark.  In particular, the portfolio’s underweight to the Bank and Drug industries and an overweight to Securities & Asset Management were each problematic.

Our stock selection had a strong positive impact on performance, especially during the most recent six months

.

•

Apple (6.78% of the portfolio) was the Fund’s most positive contributor to performance, increasing nearly 70% over the past year.  Apple’s iPhone and iPad continue to sell at an ever-faster pace, and robust earnings leave the stock trading at relatively inexpensive valuation levels.

•

Wyndham Worldwide (2.59% of the portfolio) provides various hospitality products and services.  Wyndham has secured a new credit line, increased its share repurchase program, increased its dividend, and increased it earnings guidance several times over the past 12 months.

•

LyondellBasell Industries (0.93% of the portfolio) is a specialty chemical manufacturer.  The company is aggressively paying down debt, and recently boosted its dividend by 60%.

Portfolio holdings are subject to change at any time and should not be considered investment advice.

Outlook

The balance of 2012 is likely to be considerably more trying for investors.  Stocks still appear fairly- to slightly under-valued, so we could have room for a continued rally.  But there are a number of items which will keep us vigilant: the end of Operation TWIST and a possible successor; mediocre US growth and compressing margins as more labor is brought into the fold; the continued problems roiling Europe; soaring gasoline price acting as a tax on consumers; a marked slowdown and likely an outright contraction in global industrial production; and finally, rising cost pressures.

We remain conservatively positioned, albeit less so than at the outset of the year.  We prefer larger companies with less variable earnings, and prefer growth over value – which is the correct positioning in an environment with slowing growth.  We also prefer stocks with strong price momentum, and companies which have a proven ability to generate revenue and earnings growth.  We will maintain a nimble stance, and continue to adapt to evolving undercurrents.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Great Lakes Advisors, LLC or any other person in the Great Lakes organization. Any such views are subject to change at any time based upon market or other conditions and Great Lakes Advisors, LLC disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Wintrust Capital Disciplined Equity Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Great Lakes Advisors  LLC - advised fund.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Mutual Funds involve risk including possible loss of principal. Investors should carefully consider the investment objectives, risks, charges and expenses of the Wintrust Capital Disciplined Equity Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-877-942-8434. The prospectus should be read carefully before investing. The Winrust Capital Disciplined Equity Fund is distributed by Northern Lights Distributors, LLC member FINRA. Review Code: 0777-NLD-5/20/2012

WINTRUST CAPITAL DISCIPLINED EQUITY FUND
PORTFOLIO REVIEW
March 31, 2012 (Unaudited)

The Fund's performance figures* for the year ending March 31, 2012, compared to its benchmark:

		Year Ended March 31, 2012	Inception** - March 31, 2012
Wintrust Capital Disciplined Equity Fund – Class A		7.73%	16.25%
Wintrust Capital Disciplined Equity Fund – Class A with load		2.32%	14.14%
Wintrust Capital Disciplined Equity Fund – Class I		8.05%	16.57%
Wintrust Capital Disciplined Equity Fund – Class Y		8.16%	16.64%
S & P 500 Total Return Index		8.54%	17.64%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-877-942-8434.

** Inception date is June 1, 2009.

Top Holdings by Industry	% of Net Assets
Computers	12.7%
Pharmaceuticals	7.1%
REITS	6.2%
Semiconductors	5.4%
Diversified Financial Services	4.9%
Cosmetics/Personal Care	4.8%
Media	4.7%
Commercial Services	4.5%
Retail	4.1%
Lodging	3.8%
Other Industries	41.8%
	100.0%

Wintrust Capital Disciplined Equity Fund
PORTFOLIO OF INVESTMENTS
March 31, 2012
Shares		Value
	COMMON STOCK - 99.2%
	AEROSPACE/DEFENSE - 3.6%
12,440	Boeing Co.	$ 925,163
26,800	Raytheon Co.	1,414,504
		2,339,667
	AGRICULTURE - 2.8%
20,770	Philip Morris International, Inc.	1,840,430

	APPAREL - 0.8%
3,360	VF Corp.	490,493

	BANKS - 1.1%
55,820	Bank of America Corp.	534,197
2,140	M&T Bank Corp.	185,923
		720,120
	BEVERAGES - 1.1%
4,800	Beam Inc.	281,136
2,370	Coca-Cola Co.	175,404
10,300	Constellation Brands, Inc. - Cl. A *	242,977
		699,517
	BIOTECHNOLOGY - 0.5%
6,920	Gilead Sciences, Inc. *	338,042

	CHEMICALS - 1.4%
13,800	LyondellBasell Industries NV - Class A	602,370
2,560	Praxair, Inc.	293,478
		895,848
	COMMERCIAL SERVICES - 4.5%
28,900	Equifax, Inc.	1,279,114
16,010	Verisk Analytics Inc. - Cl. A *	751,990
7,710	Visa, Inc. - Cl. A	909,780
		2,940,884
	COMPUTERS - 12.7%
7,310	Apple, Inc. *	4,382,126
2,570	Cognizant Technology Solutions Corp. - Cl. A *	197,762
29,240	Hewlett-Packard Co.	696,789
14,620	International Business Machines Corp.	3,050,463
		8,327,140

See accompanying notes to financial statements.

Wintrust Capital Disciplined Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2012
Shares		Value
	COSMETICS/PERSONAL CARE - 4.8%
11,160	Colgate-Palmolive Co.	$ 1,091,225
30,330	Procter & Gamble Co.	2,038,479
		3,129,704
	DIVERSIFIED FINANCIAL SERVICES - 4.9%
6,500	BlackRock, Inc.	1,331,850
5,760	CME Group, Inc.	1,666,541
9,700	TD Ameritrade Holding Corp.	191,478
		3,189,869
	ELECTRIC - 3.7%
6,920	Consolidated Edison, Inc.	404,266
40,440	Northeast Utilities	1,501,133
10,560	SCANA Corp.	481,642
		2,387,041
	HEALTHCARE-PRODUCTS - 2.6%
26,400	Zimmer Holdings, Inc.	1,696,992

	HEALTHCARE-SERVICES - 0.3%
2,960	UnitedHealth Group, Inc.	174,462

	INSURANCE - 3.6%
26,500	Aflac, Inc.	1,218,735
14,720	MetLife, Inc.	549,792
5,110	Torchmark Corp.	254,733
5,200	Travelers Cos, Inc.	307,840
		2,331,100
	INTERNET - 2.5%
5,200	Amazon.com, Inc. *	1,053,052
890	Google, Inc. - Cl. A *	570,704
		1,623,756
	LODGING - 3.8%
14,880	Starwood Hotels & Resorts Worldwide, Inc.	839,381
35,930	Wyndham Worldwide Corp.	1,671,104
		2,510,485
	MACHINERY-CONSTRUCTION & MINING - 2.5%
15,530	Caterpillar, Inc.	1,654,256

See accompanying notes to financial statements.

Wintrust Capital Disciplined Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2012
Shares		Value
	MACHINERY-DIVERSIFIED - 1.5%
12,300	Deere & Co.	$ 995,070

	MEDIA - 4.7%
10,870	Disney (Walt) Co.	475,889
7,150	McGraw-Hill Cos, Inc.	346,561
49,500	News Corp. - Class A	974,655
33,400	Time Warner Inc.	1,260,850
		3,057,955
	MISCELLANEOUS MANUFACTURING - 2.6%
12,600	3M Co.	1,124,046
27,470	General Electric Co.	551,323
		1,675,369
	OIL & GAS - 3.2%
3,460	Chevron Corp.	371,050
2,000	Concho Resources, Inc. *	204,160
4,240	ConocoPhillips	322,282
5,540	Exxon Mobil Corp.	480,484
12,500	Range Resources Corp.	726,750
		2,104,726
	OIL & GAS SERVICES - 2.7%
13,140	FMC Technologies, Inc. *	662,519
13,770	National Oilwell Varco, Inc.	1,094,302
		1,756,821
	PACKAGING & CONTAINERS - 0.2%
4,800	Bemis Co., Inc.	154,992

	PHARMACEUTICALS - 7.1%
29,640	Express Scripts Holding Co. *	1,605,895
18,380	McKesson Corp.	1,613,213
5,860	Medco Health Solutions, Inc. *	411,958
45,200	Pfizer, Inc.	1,024,232
		4,655,298
	REITS - 6.2%
18,480	American Tower Corp.	1,164,610
2,960	Boston Properties, Inc.	310,770
2,800	Macerich Co.	161,700
32,500	ProLogis, Inc.	1,170,650
5,700	Simon Property Group, Inc.	830,376
4,740	Vornado Realty Trust	399,108
		4,037,214

See accompanying notes to financial statements.

Wintrust Capital Disciplined Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2012
Shares		Value
	RETAIL - 4.1%
590	AutoZone, Inc. *	$ 219,362
7,960	CVS Caremark Corp.	356,608
5,530	Family Dollar Stores Inc.	349,938
24,110	Home Depot, Inc.	1,212,974
9,080	Ross Stores, Inc.	527,548
		2,666,430
	SEMICONDUCTORS - 5.4%
87,240	Intel Corp.	2,452,316
31,220	Linear Technology Corp.	1,052,114
		3,504,430
	SOFTWARE - 0.9%
18,100	Fidelity National Information Services, Inc.	599,472

	TRANSPORTATION - 3.2%
3,400	Ryder System, Inc.	179,520
23,900	United Parcel Service, Inc. - Cl. B	1,929,208
		2,108,728
	WATER - 0.2%
4,800	American Water Works Co., Inc.	163,344

	TOTAL COMMON STOCK ( Cost - $55,551,664)	64,769,655

	SHORT-TERM INVESTMENTS - 0.8%
	MONEY MARKET FUND - 0.8%
531,002	Goldman Sachs Financial Square Funds - Treasury Instruments Fund - 0.00%+	531,002
	(Cost - $531,002)

	TOTAL INVESTMENTS - 100.0% ( Cost - $56,082,666) (a)	$ 65,300,657
	OTHER ASSETS LESS LIABILITIES - 0.0%	11,281
	NET ASSETS - 100.0%	$ 65,311,938

* Non-income producing security.
+ Money market fund; interest rate reflects seven-day effective yield on March 31, 2012.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $56,091,790 and differs from market value by net unrealized appreciation/(depreciation) of securities as follows:
Unrealized appreciation:		$ 9,844,217
Unrealized depreciation:		(635,350)
Net unrealized appreciation:		$ 9,208,867

See accompanying notes to financial statements.

WINTRUST CAPITAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2012
	Wintrust Capital Small Cap Opportunity Fund	Wintrust Capital Disciplined Equity Fund
ASSETS
Investment securities:
At cost	$ 43,295,575	$ 56,082,666
At value	$ 47,822,262	$ 65,300,657
Cash	1,099,624	-
Receivable for securities sold	136,854	-
Dividends and interest receivable	47,572	50,962
Prepaid expenses & other assets	17,091	10,004
TOTAL ASSETS	49,123,403	65,361,623

LIABILITIES
Payable for securities purchased	168,577	-
Investment advisory fees payable	23,252	13,528
Payable for Fund shares redeemed	266,404	-
Distribution (12b-1) fees payable	2,857	1,446
Fees payable to other affiliates	10,689	7,460
Accrued expenses and other liabilities	22,700	27,251
TOTAL LIABILITIES	494,479	49,685
NET ASSETS	$ 48,628,924	$ 65,311,938

Net Assets Consist Of:
Paid in capital [no par value, unlimited shares authorized]	$ 41,577,740	$ 54,922,069
Undistributed net investment income	308	654
Accumulated net realized gains from security and foreign currency transactions	2,524,189	1,171,224
Net unrealized appreciation of investments	4,526,687	9,217,991
NET ASSETS	$ 48,628,924	$ 65,311,938

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 13,395,863	$ 67,740
Shares of beneficial interest outstanding	854,202	4,887
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$ 15.68	$ 13.86
Maximum offering price per share (maximum sales charges of 5.00%) (a)	$ 16.51	$ 14.59

Class I Shares:
Net Assets	$ 35,233,061	$ 17,010,739
Shares of beneficial interest outstanding	2,232,986	1,223,495
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 15.78	$ 13.90

Class Y Shares:
Net Assets		$ 48,233,459
Shares of beneficial interest outstanding		3,481,247
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share		$ 13.86

(a)	On investments of $1 million or more, the maximum sales charge will not apply. Instead, the investment may be subject to a 1.00%
contingent deferred sales charge if shares are redeemed within 12 months of purchase and a dealer's commission was paid.

See accompanying notes to financial statements.

WINTRUST CAPITAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2012

	Wintrust Capital Small Cap Opportunity Fund	Wintrust Capital Disciplined Equity Fund
INVESTMENT INCOME
Dividends (foreign taxes withheld of $4,865 and $17,216, respectively)	$ 492,846	$ 1,385,747
Interest	463	30
TOTAL INVESTMENT INCOME	493,309	1,385,777

EXPENSES
Investment advisory fees	273,874	372,230
Distribution (12b-1) fees - Class A	32,020	272
Distribution (12b-1) fees - Class I	-	17,327
Administration fees	44,121	47,039
Registration fees	35,096	13,020
Fund accounting fees	29,181	33,672
Transfer agent fees	21,499	22,135
Audit fees	16,046	16,045
Custody fees	17,831	21,056
Chief compliance officer fees	12,863	18,670
Legal fees	9,255	11,312
Printing expenses	11,206	11,851
Trustees' fees	5,014	5,014
Insurance expense	410	593
Other expenses	3,351	6,258
TOTAL EXPENSES	511,767	596,494

Fees waived by the Advisor	(27,225)	(237,739)

NET EXPENSES	484,542	358,755
NET INVESTMENT INCOME	8,767	1,027,022

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gains from security transactions	2,587,802	1,668,511
Net realized loss on foreign currency transactions	(1,316)	-
Net change in unrealized appreciation/(depreciation) of investments	(1,640,084)	1,906,838
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	946,402	3,575,349

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 955,169	$ 4,602,371

See accompanying notes to financial statements.

WINTRUST CAPITAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Wintrust Capital Small Cap Opportunity Fund		Wintrust Capital Disciplined Equity Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2012	March 31, 2011	March 31, 2012	March 31, 2011
FROM OPERATIONS
Net investment income	$ 8,767	$ 255,929	$ 1,027,022	$ 760,948
Net realized gains from security transactions and foreign
currency transactions	2,586,486	9,512,153	1,668,511	2,952,547
Net change in unrealized
appreciation (depreciation) of investments	(1,640,084)	2,269,985	1,906,838	5,737,874
Net increase in net assets resulting from operations	955,169	12,038,067	4,602,371	9,451,369

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(16,255)	(30,010)	(1,337)	(597)
Class I	(132,060)	(104,335)	(402,880)	(194,190)
Class Y	-	-	(1,092,687)	(574,925)
From net realized gains:
Class A	(2,063,688)	(1,200,397)	(2,180)	(1,218)
Class I	(5,494,562)	(1,858,313)	(603,126)	(424,002)
Class Y	-	-	(1,545,427)	(1,006,510)
Net decrease in net assets resulting from distributions to shareholders	(7,706,565)	(3,193,055)	(3,647,637)	(2,201,442)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	959,222	5,934,425	60,780	-
Class I	9,415,558	17,913,192	2,037,475	16,227,944
Class Y	-	-	1,580,200	17,018,544
Net asset value of shares issued in reinvestment of distributions:
Class A	1,973,518	1,006,175	3,517	1,813
Class I	2,297,952	1,392,622	264,066	137,888
Class Y	-	-	2,638,115	1,581,436
Payments for shares redeemed:
Class A	(1,722,373)	(9,592,930)	(41,725)	-
Class I	(4,907,072)	(5,926,206)	(4,059,983)	(2,379,934)
Class Y	-	-	(2,796,953)	(410,091)
Net increase (decrease) in net assets resulting from shares of beneficial interest	8,016,805	10,727,278	(314,508)	32,177,600

TOTAL INCREASE IN NET ASSETS	1,265,409	19,572,290	640,226	39,427,527

NET ASSETS
Beginning of Year	47,363,515	27,791,225	64,671,712	25,244,185
End of Year*	$ 48,628,924	$ 47,363,515	$ 65,311,938	$ 64,671,712
*Includes undistributed net investment income of:	$ 308	$ 114,223	$ 654	$ 70,966

See accompanying notes to financial statements.

WINTRUST CAPITAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Wintrust Capital Small Cap Opportunity Fund		Wintrust Capital Disciplined Equity Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2012	March 31, 2011	March 31, 2012	March 31, 2011
SHARE ACTIVITY
Class A:
Shares Sold	59,008	406,128	4,411	-
Shares Reinvested	149,736	60,286	292	139
Shares Redeemed	(112,150)	(559,854)	(3,649)	-
Net increase (decrease) in
shares of beneficial interest outstanding	96,594	(93,440)	1,054	139

Class I:
Shares Sold	565,194	1,114,271	154,642	1,327,516
Shares Reinvested	173,430	83,042	21,866	10,582
Shares Redeemed	(310,419)	(356,648)	(314,742)	(183,299)
Net increase (decrease) in shares of beneficial interest outstanding	428,205	840,665	(138,234)	1,154,799

Class Y:
Shares Sold			116,277	1,460,673
Shares Reinvested			219,394	121,103
Shares Redeemed			(216,986)	(30,923)
Net increase in shares of beneficial interest outstanding			118,685	1,550,853

See accompanying notes to financial statements.

WINTRUST CAPITAL FUNDS
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Wintrust Capital Small Cap Opportunity Fund
	Class A

	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	March 31, 2012	March 31, 2011	March 31, 2010		March 31, 2009	(1)
Net asset value, beginning of period	$ 18.41	$ 15.27	$ 9.56		$ 10.00

Activity from investment operations:
Net investment income/(loss) (2)	(0.03)	0.07	(0.06)		0.01
Net realized and unrealized gain/(loss)
on investments	0.04	4.29	6.33		(0.45)
Total from investment operations	0.01	4.36	6.27		(0.44)

Less distributions from:
Net investment income	(0.02)	(0.03)	(0.00)	(3)	-
Net realized gains	(2.72)	(1.19)	(0.56)		-
Total distributions	(2.74)	(1.22)	(0.56)		-

Net asset value, end of period	$ 15.68	$ 18.41	$ 15.27		$ 9.56

Total return (4)	2.87%	29.36%	66.04%		(4.40)%	(5)

Net assets, at end of period (000's)	$ 13,396	$ 13,951	$ 12,999		$ 951

Ratio of gross expenses to average
net assets (6)	1.30%	1.35%	1.73%		12.48%	(7)
Ratio of net expenses to average
net assets	1.24%	1.24%	1.24%		1.24%	(7)
Ratio of net investment income (loss)
to average net assets	(0.16)%	0.45%	(0.45)%		0.32%	(7)

Portfolio Turnover Rate	126%	136%	47%		4%	(5)

(1)	The Wintrust Capital Small Cap Opportunity Fund's Class A shares (formerly Wayne Hummer Small Cap Core Fund) commenced operations on December 5, 2008.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Amount per share is less than $0.01
(4)	Total returns shown exclude the effect of applicable sales charges.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7)	Annualized.

See accompanying notes to financial statements.

WINTRUST CAPITAL FUNDS
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Wintrust Capital Small Cap Opportunity Fund
	Class I

	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	March 31, 2012	March 31, 2011	March 31, 2010		March 31, 2009	(1)
Net asset value, beginning of period	$ 18.51	$ 15.34	$ 9.57		$ 10.00

Activity from investment operations:
Net investment income/(loss) (2)	0.01	0.13	(0.03)		0.02
Net realized and unrealized gain/(loss)
on investments	0.05	4.30	6.36		(0.45)
Total from investment operations	0.06	4.43	6.33		(0.43)

Less distributions from:
Net investment income	(0.07)	(0.07)	(0.00)	(3)	-
Net realized gains	(2.72)	(1.19)	(0.56)		-
Total distributions	(2.79)	(1.26)	(0.56)		-

Net asset value, end of period	$ 15.78	$ 18.51	$ 15.34		$ 9.57

Total return	3.15%	29.69%	66.62%		(4.30)%	(4)

Net assets, at end of period (000's)	$ 35,233	$ 33,412	$ 14,792		$ 2,228

Ratio of gross expenses to average
net assets (5)	1.05%	1.10%	1.48%		12.23%	(6)
Ratio of net expenses to average
net assets	0.99%	0.99%	0.99%		0.99%	(6)
Ratio of net investment income (loss)
to average net assets	0.09%	0.81%	(0.20)%		0.80%	(6)

Portfolio Turnover Rate	126%	136%	47%		4%	(4)

(1)	The Wintrust Capital Small Cap Opportunity Fund's Class I shares (formerly Wayne Hummer Small Cap Core Fund) commenced operations on December 5, 2008.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Amount per share is less than $0.01
(4)	Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6)	Annualized.

See accompanying notes to financial statements.

WINTRUST CAPITAL FUNDS
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Wintrust Capital Disciplined Equity Fund
	Class A

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	March 31, 2012	March 31, 2011	March 31, 2010 (1)
Net asset value, beginning of period	$ 13.63	$ 12.46	$ 10.00

Activity from investment operations:
Net investment income (2)	0.17	0.16	0.12
Net realized and unrealized gain
on investments	0.77	1.50	2.40
Total from investment operations	0.94	1.66	2.52

Less distributions from:
Net investment income	(0.24)	(0.16)	(0.03)
Net realized gains	(0.47)	(0.33)	(0.03)
Total distributions	(0.71)	(0.49)	(0.06)

Net asset value, end of period	$ 13.86	$ 13.63	$ 12.46

Total return (3)	7.73%	13.50%	25.32%	(4)

Net assets, at end of period (000's)	$ 68	$ 52	$ 46

Ratio of gross expenses to average
net assets (5)	1.28%	1.32%	1.91%	(6)
Ratio of net expenses to average
net assets	0.90%	0.90%	0.90%	(6)
Ratio of net investment income
to average net assets	1.33%	1.28%	1.23%	(6)

Portfolio Turnover Rate	106%	125%	110%	(4)

(1)	The Wintrust Capital Disciplined Equity Fund's Class A shares (formerly Wayne Hummer Large Cap Core Fund) commenced operations on June 1, 2009.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6)	Annualized.

See accompanying notes to financial statements.

WINTRUST CAPITAL FUNDS
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Wintrust Capital Disciplined Equity Fund
	Class I

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	March 31, 2012	March 31, 2011	March 31, 2010 (1)
Net asset value, beginning of period	$ 13.70	$ 12.49	$ 10.00

Activity from investment operations:
Net investment income (2)	0.21	0.21	0.13
Net realized and unrealized gain
on investments	0.77	1.48	2.43
Total from investment operations	0.98	1.69	2.56

Less distributions from:
Net investment income	(0.31)	(0.15)	(0.04)
Net realized gains	(0.47)	(0.33)	(0.03)
Total distributions	(0.78)	(0.48)	(0.07)

Net asset value, end of period	$ 13.90	$ 13.70	$ 12.49

Total return	8.05%	13.73%	25.59%	(3)

Net assets, at end of period (000's)	$ 17,011	$ 18,659	$ 2,585

Ratio of gross expenses to average
net assets (4)	1.03%	1.02%	1.66%	(5)
Ratio of net expenses to average
net assets	0.65%	0.65%	0.65%	(5)
Ratio of net investment income
to average net assets	1.58%	1.60%	1.38%	(5)

Portfolio Turnover Rate	106%	125%	110%	(3)

(1)	The Wintrust Capital Disciplined Equity Fund's Class I shares (formerly Wayne Hummer Large Cap Core Fund) commenced operations on June 1, 2009.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Not annualized.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized.

See accompanying notes to financial statements.

WINTRUST CAPITAL FUNDS
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Wintrust Capital Disciplined Equity Fund
	Class Y

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	March 31, 2012	March 31, 2011	March 31, 2010 (1)
Net asset value, beginning of period	$ 13.67	$ 12.48	$ 10.00

Activity from investment operations:
Net investment income (2)	0.22	0.21	0.16
Net realized and unrealized gain
on investments	0.77	1.50	2.39
Total from investment operations	0.99	1.71	2.55

Less distributions from:
Net investment income	(0.33)	(0.19)	(0.04)
Net realized gains	(0.47)	(0.33)	(0.03)
Total distributions	(0.80)	(0.52)	(0.07)

Net asset value, end of period	$ 13.86	$ 13.67	$ 12.48

Total return	8.16%	13.87%	25.52%	(3)

Net assets, at end of period (000's)	$ 48,233	$ 45,960	$ 22,614

Ratio of gross expenses to average
net assets (4)	0.93%	0.95%	1.56%	(5)
Ratio of net expenses to average
net assets	0.55%	0.55%	0.55%	(5)
Ratio of net investment income
to average net assets	1.68%	1.65%	1.56%	(5)

Portfolio Turnover Rate	106%	125%	110%	(3)

(1)	The Wintrust Capital Disciplined Equity Fund's Class Y shares (formerly Wayne Hummer Large Cap Core Fund) commenced operations on June 1, 2009.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Not annualized.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized.

See accompanying notes to financial statements.

WINTRUST CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS

March 31, 2012

1.

ORGANIZATION

The Wintrust Capital Small Cap Opportunity Fund (the “WC Small Cap”) and the Wintrust Capital Disciplined Equity Fund (the “WC Disciplined Equity”), collectively the “Funds”, are each a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Funds are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and are each a diversified, open-end management investment company.  The primary investment objective of the WC Small Cap is total return that exceeds the total return of the Russell 2000 Index over long-term market cycles. The primary investment objective of the WC Disciplined Equity is total return that exceeds the total return of the S&P 500 Index over long-term market cycles. The WC Small Cap and the WC Disciplined Equity commenced operations on December 5, 2008 and June 1, 2009, respectively.

The WC Small Cap currently offers Class A and Class I shares, and the WC Disciplined Equity currently offers Class A, Class I and Class Y shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.00%. Purchases of $1 million or more do not pay a front-end sales charge, but may pay a 1.00% contingent deferred sales charge if the shares are redeemed within 12 months of their purchase and a dealer’s commission was paid. Classes I and Y shares are offered at net asset value.  Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.   Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments

WINTRUST CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012

valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

In unusual circumstances, instead of valuing securities in the usual manner, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.    The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

WINTRUST CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2012 for each Fund’s assets and liabilities measured at fair value:

WC Small Cap

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 47,822,262	$ -	$ -	$ 47,822,262
Total	$ 47,822,262	$ -	$ -	$ 47,822,262

WC Disciplined Equity Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 64,769,655	$ -	$ -	$ 64,769,655
Short-Term Investments	531,002	-	-	531,002
Total	$ 65,300,657	$ -	$ -	$ 65,300,657

The Funds did not hold any Level 3 securities during the year.

There were no significant transfers in to and out of Level 1 and 2 during the current period presented.  It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolios of Investments for industry classification.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date or as soon as the Funds are informed of such dividends. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually.  Distributable net realized capital gains, if any, are declared and distributed annually. Dividends to shareholders from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

WINTRUST CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012

Federal income tax – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of SubChapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2009-2011 and during the year ended March 31, 2012 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Funds identify their major tax jurisdictions as U.S. Federal and Nebraska State.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

INVESTMENT TRANSACTIONS

For the year ended March 31, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to the following:

Fund	Purchases	Sales
WC Small Cap	$ 57,157,563	$ 56,996,769
WC Disciplined Equity	$ 65,628,151	$ 68,647,165

WINTRUST CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds.  Great Lakes Advisors, LLC serves as each Fund’s investment advisor (the “Advisor”). The Advisor has engaged Advanced Investment Partners, LLC (“AIP”) as the sub-advisor to WC Disciplined Equity.  The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to an Advisory Agreement with each Fund, the Advisor, under the oversight of the Board, directs the daily investment operations of the Funds and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.60% of each Fund’s average daily net assets.  Pursuant to a sub-advisory agreement, the Advisor pays AIP a sub-advisory fee computed and accrued daily and paid monthly.

Pursuant to the Operating Expenses Limitation Agreement (“Waiver Agreement”), the Advisor has contractually agreed, until at least July 31, 2012, to waive advisory fees and, if necessary, reimburse a portion of each Fund’s operating expenses so that the Funds’ normal operating expenses (including the advisory fee, exclusive of any front-end or contingent deferred loads, taxes, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) do not exceed the following per class:

Fund	Class A	Class I	Class Y
WC Small Cap	1.24%	0.99%	N/A
WC Disciplined Equity	0.90%	0.65%	0.55%

These amounts will herein be referred to as the "expense limitations."

During the year ended March 31, 2012, the Advisor waived $27,225 and $237,739 for WC Small Cap and WC Disciplined Equity, respectively.

If the Advisor waives any fee or reimburses any expenses pursuant to the Waiver Agreement, and a Fund’s operating expenses are subsequently lower than their respective expense limitations, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expense to exceed the respective expense limitations.  If a Fund's operating expenses subsequently exceed the respective expense limitations, the reimbursements for such Fund shall be suspended.  The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the

WINTRUST CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012

extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).  The Board may terminate this expense reimbursement arrangement at any time. As of March 31, 2012, the Advisor had $150,979 and $541,529 of fee waivers for WC Small Cap and WC Disciplined Equity, respectively subject to recapture which may be recovered by the following dates:

Fund	March 31, 2013	March 31, 2014	March 31, 2015
WC Small Cap	$ 82,678	$ 41,076	$ 27,225
WC Disciplined Equity	$ 122,161	$ 181,629	$ 237,739

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares for WC Small Cap, and 0.35% and 0.10% of the average daily net assets attributable to the Class A and Class I shares for WC Disciplined Equity and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Advisor.  During the year ended March 31, 2012, the 12b-1 fees accrued amounted to $32,020 and $17,599 for WC Small Cap and WC Disciplined Equity, respectively.

The Distributor acts as each Fund’s principal underwriter in a continuous public offering of each Fund’s shares.   The Distributor is an affiliate of GFS.  For the year ended March 31, 2012, the Distributor received $33,151 in underwriting commissions for sales of Class A shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

Effective April 1, 2012, with the approval of the Board, each Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, each Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

WINTRUST CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Funds.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the year ended March 31, 2012 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
WC Small Cap	$ 4,364,900	$ 3,341,665	$ 7,706,565
WC Disciplined Equity	2,987,272	660,365	3,647,637

The tax character of distributions for the year ended March 31, 2011 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
WC Small Cap	$ 1,985,534	$ 1,207,521	$ 3,193,055
WC Disciplined Equity	2,128,488	72,954	2,201,442

As of March 31, 2012, the components of distributable earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October	Capital Loss		Total
	Ordinary	Long-Term	& Late Year	Carry	Unrealized	Accumulated
	Income	Gains	Losses	Forwards	Appreciation	Earnings/(Deficits)
WC Small Cap	$ 853,253	$ 1,804,092	$ (5,162)	$ -	$4,399,001	$ 7,051,184
WC Disciplined Equity	-	1,181,002	-	-	9,208,867	10,389,869

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income and accumulated net realized gains from security transactions is primarily attributable to the tax deferral of losses on wash sales and real estate investment trust adjustments.

Foreign currency losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The WC Small Cap Fund incurred and elected to defer such foreign currency losses of $5,162.

Permanent book and tax differences, primarily attributable to real estate investment trust adjustments, the tax treatment of foreign exchange gains (losses) and ordinary income distribution reclasses, resulted in reclassification for the year ended March 31, 2012 as follows:

WINTRUST CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012

Accumulated Net Realized
	Undistributed Net	Gain from Security and
	Investment Income	Foreign Currency Transactions
WC Small Cap	$ 25,633	$ (25,633)
WC Disciplined Equity	399,570	(399,570)

6.  RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Funds’ financial statements.

7.  SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Wintrust Capital Small Cap Opportunity Fund and

Wintrust Capital Disciplined Equity Fund and Board of Trustees

of Northern Lights Fund Trust

We have audited the accompanying statements of assets and liabilities of Wintrust Capital Small Cap Opportunity Fund and Wintrust Capital Disciplined Equity Fund, each a series of shares of beneficial interest of Northern Lights Fund Trust (the “Funds”), including the portfolios of investments, as of March 31, 2012, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period December 5, 2008 (commencement of operations) through March 31, 2009 for Wintrust Capital Small Cap Opportunity Fund and for each of the years in the two-year period then ended and for the period June 1, 2009 (commencement of operations) through March 31, 2012 for Wintrust Capital Disciplined Equity Fund.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wintrust Capital Small Cap Opportunity Fund and Wintrust Capital Disciplined Equity Fund as of March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 30, 2012

WINTRUST CAPITAL FUNDS

EXPENSE EXAMPLES

March 31, 2012 (Unaudited)

As a shareholder of the Wintrust Capital Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Wintrust Capital Small Cap Opportunity Fund and the Wintrust Capital Disciplined Equity Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011 through March 31, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Wintrust Capital Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
Class A	Funds Annualized Expense Ratio	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period*	Ending Account Value 3/31/12	Expenses Paid During Period*
Wintrust Capital Small Cap Opportunity Fund	1.24%	$1,000.00	$1,357.54	$7.31	$1,018.80	$6.25
Wintrust Capital Disciplined Equity Fund	0.90%	$1,000.00	$1,245.34	$5.05	$1,020.50	$4.54

Class I
Wintrust Capital Small Cap Opportunity Fund	0.99%	$1,000.00	$1,359.93	$5.85	$1,020.04	$5.00
Wintrust Capital Disciplined Equity Fund	0.65%	$1,000.00	$1,247.62	$3.65	$1,021.75	$3.28

Class Y
Wintrust Capital Disciplined Equity Fund	0.55%	$1,000.00	$1,248.85	$3.09	$1,022.25	$2.78

*Expenses paid during the period are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days and divided by 366.

WINTRUST CAPITAL FUNDS

SUPPLEMENTAL INFORMATION

March 31, 2012 (Unaudited)

The following is a list of the Trustees and executive officers of the Funds and each person’s principal occupation over the last five years.  Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Year of Birth) Address Position held with the Funds* Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**
Anthony J. Hertl (1950) Trustee since 2005 Consultant to small and emerging businesses (since 2000). Other Directorships: AdvisorOne Funds (12 portfolios)(since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007-May, 2010), Greenwich Advisors Trust (2007-February 2011), and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)	97
Gary W. Lanzen (1954) Trustee since 2005 Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006-2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006). Other Directorships: AdvisorOne Funds (12 portfolios)(since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); ; Northern Lights Variable Trust (since 2006)	97
Mark H. Taylor (1964) Trustee since 2007 Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008). Other Directorships: Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman) (since 2007); NLFT III (since February 2012); ; Northern Lights Variable Trust (since 2007)	98
John V. Palancia (1954) Trustee since 2011 Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc.(1975-2011). Other Directorships: Northern Lights Variable Trust (since 2011); NLFT III (since February 2012)	98
Interested Trustees and Officers
Michael Miola*** (1952) Trustee since 2005 Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003). Other Directorships: AdvisorOne Funds (12 portfolios)(since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)	97

WINTRUST CAPITAL FUNDS

SUPPLEMENTAL INFORMATION (Continued)

March 31, 2012 (Unaudited)

Interested Trustees and Officers (Continued)
Name (Year of Birth) Address Position held with the Fund* Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**

Andrew Rogers (1969)

450 Wireless Blvd.; Hauppauge, NY  11788

President since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006-2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004-2011).

Other Directorships: N/A

N/A

Kevin E. Wolf (1969)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since 2006

President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006-2012) and Vice-President, GemCom, LLC (since 2004)

Other Directorships: N/A

N/A

James P. Ash (1976)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2011

Senior Vice President of Gemini Fund Services, LLC (since 2012); Vice President of Gemini Fund Services, LLC (2011-2012); Director of Legal Administration, Gemini Fund Services, LLC (2009-2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

Other Directorships: N/A

N/A

Lynn Bowley (1958)

Chief Compliance Officer Since 2007

Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

Other Directorships: N/A

N/A

   * The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

   ** The term “Fund Complex” refers to the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

  *** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-942-8434.

Renewal of Advisory Agreement– Wintrust Capital Disciplined Equity Fund and Wintrust Capital Small Cap Opportunity Fund

In connection with a meeting held on June 22, 2011, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement between Wintrust Capital Management, LLC, (“WCM” or the “Adviser”) and the Trust, on behalf of Wintrust Capital Disciplined Equity Fund and Wintrust Capital Small Cap Opportunity Fund (each a “Fund” or collectively the “Funds”).  In considering the Agreement, the Board received materials specifically relating to the Agreement from the Adviser.  These materials included: (a) information on the investment performance of the Adviser; (b) the Funds’ management fees and operating expenses compared with similar mutual funds; (c) the overall organization of the Adviser; and (d) the financial condition of the Adviser.

In its consideration of the renewal of the Agreement for the Funds, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreements included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of WCM’s research capabilities, the quality of the firm’s compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed WCM’s parent company consolidated financial statements and concluded that the Advisor is sufficiently well capitalized to meet its obligations to the Trust.  The Trustees concluded that the Adviser has provided a level of service consistent with the Board's expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of the Adviser’s past performance, as well as other factors relating to its track record.  They reviewed the performance of each Fund compared to a peer group of similar mutual funds and its benchmark.  The Board concluded that WCM’s past performance was acceptable.

 Fees and Expenses.  The Board noted that each Fund is currently paying an advisory fee of 0.60% of the average net assets of the applicable Fund.  The Board then discussed the comparison of management fees and net operating expense data and reviewed WCM’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees concluded that each Fund’s advisory fees were acceptable in light of the quality of the services the Fund currently receives from WCM, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale.  The Board, including the Independent Trustees, considered whether there are economies of scale in respect of the management of the Funds and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Funds, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Funds and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds.  It also considered the profits realized by the Adviser from other activities related to the Funds.  The Trustees concluded that because of the Funds’ expense limitation agreement and asset levels, the Board was satisfied that the Adviser’s level of profitability from its relationship with the Funds was not excessive.

 Conclusion.  In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the Advisory Agreement and concluded that the advisory fee is reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Renewal of Sub-Advisory Agreement

In connection with a regular meeting held on May 18, 2011, the Board of the Trust, including a majority of the Independent Trustees, discussed the renewal of the sub-advisory agreement between Advanced Investment Partners, LLC (the “Sub-Adviser”) and the Trust on behalf of the Wintrust Capital Disciplined Equity Fund (the “Sub-Advisory Agreement”). In considering the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement. These materials included: (a) information on the investment performance of the Sub-Adviser’s similarly managed accounts, a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements with respect to the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Sub-Adviser including information on (a) the overall organization of the Sub-Adviser; (b) investment management staffing; and (c) the financial condition of the Sub-Adviser.

In their consideration of the renewal of the Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling. Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Sub-Advisory Agreement include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of the Sub-Adviser’s research operations, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Trustees concluded that the Sub-Adviser has the ability to provide a level of service consistent with the Board's expectations.

Performance.  The Board, including the Independent Trustees, considered the Sub-Adviser’s past performance with its existing accounts or investment model, as well as other factors relating to the Sub-Adviser’s track record. The Board concluded that the Sub-Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that the Adviser would compensate the Sub-Adviser 0.35% based on the average net assets of the Fund for sub-advisory services out of the advisory fees received from the Fund. The Trustees concluded that the Fund’s sub-advisory fee, as well as the expense ratio were acceptable in light of the quality of the services the Fund expected to receive from the Sub-Adviser, and the level of fees paid by funds in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

 Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Sub-Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the profits realized by the Sub-Adviser from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expense limitation agreement and its asset levels, they were satisfied that the Sub-Adviser’s level of profitability from its relationship with the Fund is not excessive.

 Conclusion. In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the Sub-Advisory Agreement and concluded that the advisory fee is reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-942-8434 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-942-8434.

INVESTMENT ADVISOR

Great Lakes Advisors, LLC

222 South Riverside Plaza, 28th Floor

Chicago, Illinois 60606

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL

Thompson Hine, LLC

41 South High Street

Suite 1700

Columbus, Ohio 43215

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 – $27,000

2011 – $27,000

2010 – $27,000

(b)

Audit-Related Fees

2012 - $0

2011 - $0

2010 - $0

(b)

Tax Fees

2012 - $4,000

2011 - $4,000

2010 - $4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(c)

All Other Fees

2012 - $0

2011 - $0

2010 - $0

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2011              2010

Audit-Related Fees:

0.00%

0.00%

          0.00%

Tax Fees:

0.00%

0.00%

          0.00%

All Other Fees:

0.00%

0.00%

          0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $4,000

2011 - $4,000

2010 - $4,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/5/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/5/12

By (Signature and Title)

/s/ Kevin Wolf

       Kevin Wolf, Treasurer

Date

6/5/12